SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 10, 2004
                Date of Report (Date of Earliest Event Reported)



                           SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)





                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

                                     1-6571
                            (Commission File Number)

                                   22-1918501
                                  (IRS Employer
                             Identification Number)

                  2000 GALLOPING HILL ROAD KENILWORTH, NJ 07033
          (Address of principal executive offices, including Zip Code)

                                 (908) 298-4000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 10, 2004, Schering-Plough Corporation completed the issuance of 28,750,000 shares of its 6.00% Mandatory Convertible Preferred Stock (which included 3,750,000 shares issued in connection with the exercise by the underwriters of their option to purchase additional shares) through an underwritten registered public offering. The offering of the 6.00% Mandatory Convertible Preferred Stock was made pursuant to Schering-Plough Corporation's Registration Statement on Form S-3, as amended (File No. 333-113222) (the "Registration Statement"). Schering-Plough Corporation has filed a Prospectus Supplement pursuant to Rule 424(b)(5) under the Securities Act of 1933 relating to such offering.

     Schering-Plough Corporation is filing the underwriting agreement entered into among Schering-Plough Corporation and Goldman, Sachs & Co., Banc of America Securities LLC and Citigroup Global Markets Inc. (as representatives of the underwriters named therein), dated August 4, 2004, an opinion of counsel relating to the 6.00% Mandatory Convertible Preferred Stock, and the Certificate of Amendment to Schering-Plough Corporation's Certificate of Incorporation for the 6.00% Mandatory Convertible Preferred Stock pursuant to this Form 8-K for incorporation by reference into the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this Current Report:

1      Underwriting Agreement, dated August 4, 2004, among Schering-Plough
Corporation and Goldman, Sachs & Co., Banc of America Securities LLC and Citigroup Global Markets Inc. (as representatives of the several underwriters named therein).

4      Certificate of Amendment to Schering-Plough Corporation's Certificate of
Incorporation for the 6.00% Mandatory Convertible Preferred Stock (incorporated by reference to Exhibit 4.1 to Schering-Plough Corporation's Form 8-A12b filed August 6, 2004).

5      Opinion of Lowenstein Sandler PC.

23     Consent of Lowenstein Sandler PC (included in Exhibit 5).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SCHERING-PLOUGH CORPORATION




By: /s/ Douglas J. Gingerella
   --------------------------
Douglas J. Gingerella
Vice President and Controller

Date:  August 10, 2004


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                                 Exhibit Index

The following exhibits are filed with this Current Report:

1      Underwriting Agreement, dated August 4, 2004, among Schering-Plough
Corporation and Goldman, Sachs & Co., Banc of America Securities LLC and Citigroup Global Markets Inc. (as representatives of the several underwriters named therein).

4      Certificate of Amendment to Schering-Plough Corporation's Certificate of
Incorporation for the 6.00% Mandatory Convertible Preferred Stock (incorporated by reference to Exhibit 4.1 to Schering-Plough Corporation's Form 8-A12b filed August 6, 2004).

5      Opinion of Lowenstein Sandler PC.

23     Consent of Lowenstein Sandler PC (included in Exhibit 5).